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                                                                    Exhibit 10.4


                            FORM OF PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of March 28, 2000, among, Henry Fahman (each sometimes referred to herein as a "Grantor" and collectively as the "Grantors") and SovCap Equity Partners, Ltd, a corporation organized under the laws of the Bahamas, as Agent (the "Agent") for the purchasers (the "Purchasers") listed on the Purchaser Signature Pages to the Purchase Agreement (as hereinafter defined).

         A. The Purchasers have agreed to purchase Secured Convertible Series 1 Bridge Notes (the "Bridge Notes") from Providential Holdings, Inc., a Nevada corporation (the "Company") pursuant to, and subject to the terms and conditions of, a Series 1 Bridge Note and Security Agreement (the "Purchase Agreement").

         B. The obligations of the Company under the Bridge Notes are secured pursuant to the terms of a by a guaranty agreement (the "Guaranty") dated of the date hereof between from the Grantors and the Agent, as agent for the Purchasers, of the obligations of the Company under the Bridge Notes.

         C. The obligation of the Purchasers to purchase the Bridge Notes is conditioned upon, among other things, the execution and delivery by the Grantors of a pledge agreement to secure the Guaranteed Obligations (as defined in the Guaranty).

         D. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

         Accordingly, the Grantors and the Agent hereby agree as follows:

         1. PLEDGE. As security for the payment and performance in full of the Guaranteed Obligations, each Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Agent, and grants to the Agent, for the benefit of the Purchasers, a security interest in, (a) the shares of capital stock listed in Schedule I annexed hereto next to such Grantor's name (the "Initial Pledged Stock") and any additional shares of common stock of the issuer listed in Schedule I annexed hereto obtained in the future by the Grantors (collectively, the Initial Pledged Stock together with all such additional shares pledged in the future, the "Pledged Stock"), and (b) subject to Section 5 below, all proceeds of the Pledged Stock, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock (the items referred to in clauses (a) and (b) being collectively called the "Collateral"). Upon delivery to the Agent, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Stock (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request. Each delivery of Pledged

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Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

         2. DELIVERY OF COLLATERAL. Each Grantor agrees to deliver promptly or cause to be delivered to the Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

         3. REPRESENTATIONS WARRANTIES AND COVENANTS. Each Grantor hereby represents, warrants and covenants to and with the Agent that:

         (a) except for the security interest granted to the Agent, each Grantor
(i) is and, subject to the provisions of the Purchase Agreement, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities that it is pledging hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, (iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the Purchase Agreement, transfer of, or create any security interest in, the Collateral that it is pledging hereunder, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by a Grantor or otherwise, to be forthwith deposited with the Agent and pledged or assigned hereunder;

         (b) each Grantor (i) has good right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated,
(ii) will not amend, modify or supplement any Pledged Security without the prior written consent of the Agent, and (iii) will defend its title or interest thereto or therein against any and all attachments, liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons whomsoever;

         (c) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

         (d) by virtue of the execution and delivery by each Grantor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Agent in accordance with this Agreement, the Agent will obtain a valid and perfected first lien upon and security interest in such Collateral as security for the repayment of the Guaranteed Obligations, prior to all other liens and encumbrances thereon and security interests therein;

         (e) the pledge effected hereby is effective to vest in the Agent the rights of the Agent in the Collateral as set forth herein; and

         (f) all representations, warranties and covenants of the Grantors contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 14 hereof.

         4. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right (in its sole and absolute discretion with subsequent notice to the Grantors) to transfer to or to register the Pledged Securities in its own name or the name of its nominee. In addition, the Agent shall at all times have the right to exchange

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the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         5.       VOTING RIGHTS; DIVIDENDS; ETC.

         (a) Unless and until an Event of Default hereunder shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Purchase Agreement provided that such action would not adversely affect the rights inuring to the Agent or the Purchasers under this Agreement or the Purchase Agreement or adversely affect the rights and remedies of the Agent or the Purchasers under this Agreement or the Purchase Agreement or the ability of the Agent or the Purchasers to exercise the same.

                  (ii) The Agent shall execute and deliver to the Grantors, or cause to be executed and delivered to the Grantors, all such proxies, powers of attorney, and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

                  (iii) The Grantors shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, Section 7.3 of the Purchase Agreement and applicable laws. Any and all (a) noncash dividends, (b) stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and
         (c) instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends permitted by this Section 5(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by any Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Purchasers and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

         (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to receive any dividends which such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by any Grantor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5 shall be retained by the Agent in an account to

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be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8 hereof.

                  (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

         6. ISSUANCE OF ADDITIONAL STOCK. Each Grantor agrees that it will cause the Company not to issue any stock or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise.

         7. REMEDIES UPON EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, the Agent may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Agent shall give the applicable Grantor 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York on the date hereof) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 7, Agent or any Purchaser may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and Agent or any such Purchaser may make payment on account thereof by using any claim then due and payable to Agent or any such Purchaser from such Grantor as a credit against the purchase price, and Agent or any such Purchaser may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, a written

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agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Guaranteed Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

         8. APPLICATION OF PROCEEDS OF SALE. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent in the following order:

         (a) to the expenses incurred in effecting such recovery or in enforcing any right or remedy under this Agreement, the Guaranty or any of the other Transaction Agreements, and any other expenses theretofore incurred by the Agent and not previously reimbursed by the Company;

         (b) to accrued interest, payable by the Company, according to Purchaser's Proportionate Share of the accrued interest on the Bridge Notes; and

         (c) to the unpaid principal of the Bridge Notes with each Purchaser receiving such Purchaser's Proportionate Share of such principal.

         (d) after all amounts required to be paid pursuant to this Agreement have been paid in full, to the payment to the Grantors or their heirs, executors, administrators, successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

         9. AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby appoints the Agent its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of such Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the applicable Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or the Purchasers to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or the Purchasers, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or the Purchasers or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Agent or the Purchasers in the absence of the gross negligence or willful misconduct of the Agent or the Purchasers.

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         10.      NO WAIVER. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Purchasers shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

         11. REGISTRATION, ETC. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Agent, take or to cause the issuer of such Pledged Securities to take such action and to prepare, distribute and/or file such documents, as are required or advisable in the opinion of counsel for the Agent to permit the public sale of such Pledged Securities. Each Grantor further agrees to indemnify, defend and hold harmless the Agent and the Purchasers and any underwriter and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) from and against all loss, liability, expenses, costs, fees and disbursements of counsel (including, without limitation, a reasonable estimate of the cost to the Agent of legal counsel), and claims (including the costs of investigation) which they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same arises out of any untrue statement or omission based upon information furnished in writing to the applicable Grantor or the issuer of such Pledged Securities by the Agent, any Purchaser or the underwriter expressly for use therein. The Agent (with respect to such information furnished by it) or such Purchaser (with respect to such information furnished by it) shall indemnify, defend and hold harmless the Grantor or the issuer or such Pledged Securities and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) upon the same terms as are applicable to the Grantor pursuant hereto. Each Grantor further agrees to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the blue sky or other securities laws of such states as may be requested by the Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 11. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this
Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced.

         12. SECURITY INTEREST ABSOLUTE. All rights of the Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any of the Transaction Agreements, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from any of the Transaction Agreements or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee,

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for all or any of the Guaranteed Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Guaranteed Obligations or in respect of this Agreement.

         13. AGENT'S FEES AND EXPENSES. The Grantors shall be jointly and severally obligated to, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof. In addition, Grantors jointly and severally indemnify and hold the Agent and the Purchasers harmless from and against any and all liability incurred by the Agent or the Purchasers hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Agent or the Purchasers, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Guaranteed Obligations secured hereby and by the Purchase Agreement.

         14. TERMINATION. This Agreement shall terminate when all the Bridge Notes and the other Guaranteed Obligations have been fully and indefeasibly paid in cash, at which time the Agent shall reassign and deliver to the Grantors, or to such person or persons as the Grantors shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or as is otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Grantors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Agent and at the expense of the Grantors.

         15. NOTICES. Any notice, consent, waiver, or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided, that a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         (a) if to Henry Fahman, c/o Providential Holdings, Inc., 8700 Warner Avenue, Fountain Valley, California 92708, Facsimile: (714) 596-0252, in each case with a copy (which shall not constitute notice) to Dieterich & Associates, 11300 W. Olympic Blvd, Suite 800, Los Angeles, CA 90064-1637, attention:
Christopher H. Dieterich, Esq., Fax: (310) 312-6680.

         (b) if to the Agent, c/o Sovereign Capital Advisors, LLC, 3340 Peachtree Road, N.E., Suite 1965, Atlanta, Georgia 30326, Attention: Paul Hamm,
Facsimile: (404) 812-3738; with a copy (which shall not constitute notice) to Warshaw Burstein Cohen Schlesinger & Kuh, LLP, 555 Fifth Avenue, New York, New York 10017, Attention: Michael D. Schwamm, Esq.; and

         (c) if to any Purchaser, at the address set forth below its name on such Purchaser's Signature Page to the Purchase Agreement, with a copy (which shall not constitute notice) to the such Purchaser's legal counsel as set forth on such Purchaser's Signature Page to the Purchase Agreement.

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Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

         16. FURTHER ASSURANCES. Each Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

         17. BINDING AGREEMENT; ASSIGNMENTS. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Grantor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement.

         18. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         19.      ENTIRE AGREEMENT; WAIVER OF JURY TRIAL, ETC.

         (a) This Agreement and the other Transaction Agreements constitute the entire contract between the parties hereto relative to the subject matter hereof. Any previous agreement among the parties hereto with respect to the transactions contemplated by the Purchase Agreement is superseded by this Agreement, the Purchase Agreement and the other Transaction Agreements. Except as expressly provided herein or in the other Transaction Agreements, nothing in this Agreement or in the other Transaction Agreements, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement the other Transaction Agreements.

         (b) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement and the other Transaction Agreements.

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         (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph
(b) of this Section 19, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

         (d) Each party hereto (i) certifies that no representative, agent or attorney of the Agent or any Purchaser has represented, expressly or otherwise, that the Agent or such Purchaser would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement or the other Transaction Agreements, as applicable, by, among other things, the mutual waivers and certifications herein.

         20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and permitted assigns of each Guarantor, the Agent and the Purchasers.

         21. WAIVERS, AMENDMENTS, ETC. The provisions contained herein are for the benefit of the Purchasers and their respective successors and assigns and may not be rescinded or canceled or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent thereto of the Agent.

         22. FURTHER ASSURANCES. Each Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

         23. SURVIVAL. All covenants, agreements, representations and warranties made by each Grantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Purchasers and shall survive the purchase by the Purchasers of Bridge Notes and the execution and delivery to the Purchasers of the Purchase Agreement.

         24. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Agent. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

         25. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not in any way be affected or impaired.

         26. JOINT AND SEVERAL OBLIGATIONS. The obligations of each of the Guarantors contained herein shall be joint and several.

         27. SECTION HEADINGS. Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.


                             GRANTOR SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                       GRANTORS:

                                       /s/  Henry Fahman
                                       -----------------
                                       Henry Fahman

                              AGENT SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT

                                       AGENT:

                                       SOVCAP EQUITY PARTNERS, LTD, AS AGENT

                                       By: /s/  Barry W. Herman
                                       ------------------------
                                       Barry W. Herman, President